Exhibit 10.1

SECOND AMENDMENT TO THE

EMPLOYMENT AGREEMENT

This SECOND AMENDMENT, dated October 1, 2020 (the “Second Amendment”) amends the Employment Agreement, dated as of January 6, 2020 (as amended, the “Agreement”) by and between Sequential Brands Group, Inc. (the “Company”) and David Conn. (“Executive” and, collectively with the Company, the “Parties”).

For good and valuable consideration, the sufficiency of which the Parties do hereby acknowledge, the Parties, by executing this Amendment, agree as follows:

1.	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning provided in the Agreement.

2.	Amendments.

(a)	The Parties acknowledge and agree that the Reduction Period (as defined in the First Amendment dated as of May 29, 2020 (the “First Amendment”) shall continue through September 30, 2020, and that, effective as of October 1, 2020, the Executive’s Base Salary shall return to $600,000 per year. Accordingly, the Executive acknowledges and agrees that the Difference (as defined in the First Amendment) is equal to $60,000.

3.	Miscellaneous.

(a)	Each Party hereby represents and warrants to the other Party that: (i) such Party has the full power and authority to enter into this Second Amendment and to fulfill its obligations hereunder and (ii) when this Second Amendment is executed and delivered by such Party, this Second Amendment will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(b)	This Second Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The counterparts of this Second Amendment may be executed and delivered by facsimile or PDF e-mail signature by any of the Parties to any other Party and the receiving Party may rely on the receipt of such document so executed and delivered by facsimile or PDF e-mail as if the original had been received.

(c)	Except as specifically amended and/or modified by this Second Amendment, the Agreement is hereby ratified and confirmed and all other terms of the Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment.

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Daniel Hanbridge

Name: Daniel Hanbridge
Title: Interim CFO

EXECUTIVE

By:	/s/ David Conn
David Conn

[Signature page to the Second Amendment]